UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

WESTERN ASSET

VARIABLE GLOBAL

HIGH YIELD BOND

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Global High Yield Bond Portfolio for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	Western Asset Variable Global High Yield Bond Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return. The Portfolio invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Portfolio invests at least 80% of its assets in high yield bonds. High yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories), or, if unrated, securities we determined to be of comparable credit quality and are commonly referred to as “high yield” or “junk bonds”. Under normal circumstances, the Portfolio will be invested in at least three countries (one of which may be the United States). The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Portfolio’s investments may be of any maturity or duration.

Instead of, and/or in addition to, investing directly in particular securities, the Portfolio may use instruments such as derivatives, including options, swaps, interest rate swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Portfolio may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Portfolio’s 80% policy. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Similar to the overall bond market, global high yield bonds posted weak results during the twelve-month reporting period ended December 31, 2022. The market’s decline was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

All told, the Bloomberg Global High Yield Index (Hedged) (USD)i returned -11.05% during the twelve-month reporting period ended December 31, 2022. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg U.S. Universal Indexii, returned -12.99% in 2022.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	1

Portfolio overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We reduced the Portfolio’s duration overweight and ended the period with 0.05 years of duration overweight. We pared the Portfolio’s allocations to emerging markets and bank loans. From a sector or industry perspective, we increased the Portfolio’s exposure to financials, largely insurance and real estate investment trusts, as well as communication services. In contrast, we reduced the Portfolio’s allocation to the energy sector.

During the reporting period, currency forwards and futures on foreign currencies, which were used to manage the Portfolio’s currency exposure, in aggregate, contributed to performance. Interest rate futures, which were used to manage the Portfolio’s duration and yield curve positioning, modestly contributed to results.

Performance review

For the twelve months ended December 31, 2022, Class I shares of Western Asset Variable Global High Yield Bond Portfolio1 returned -13.72%. The Portfolio’s unmanaged benchmark, the Bloomberg Global High Yield Index (Hedged) (USD), returned -11.05% for the same period. The Lipper Variable High Yield Funds Category Averageiii returned -9.47% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
Western Asset Variable Global High Yield Bond Portfolio:
Class I	4.94%	-13.72%
Class II	4.69%	-13.87%
Bloomberg Global High Yield Index (Hedged) (USD)	4.93%	-11.05%
Lipper Variable High Yield Funds Category Average	3.27%	-9.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

The 30-Day SEC Yields for the period ended December 31, 2022 for Class I and Class II shares were 8.58% and 8.30%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.82% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributions to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was its underweight to securities rated CCC and below, as they lagged their higher quality counterparts. From a sector or industry allocation perspective, an underweight to consumer non-cyclicals1 and an overweight to industrials added the most value. In terms of issue selection, holdings within energy were beneficial, led by an overweight to Transportadora de Gas del Sur. In industrials, an overweight to American Airlines added the most value.

Q. What were the leading detractors from performance?

A. From a regional allocation perspective, the Portfolio’s underweight in emerging markets towards the end of the year was a detractor from relative performance. From a sector or industry allocation perspective, overweights to communication services and consumer cyclicals2 were headwinds for returns. Issue selection within banking detracted from performance, driven by an overweight to Credit Suisse. Within capital goods, an overweight to Ball weighed on the Portfolio’s results. Finally, positioning in certain emerging market sovereigns detracted from returns, partially due to the Portfolio’s overweight to Ecuador. Thank you for your investment in Western Asset Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2023

[1]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

[2]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	3

Portfolio overview (cont’d)

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Portfolio’s share price. High yield bonds, commonly known as “junk” bonds, involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 25 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: consumer discretionary (24.7%), communication services (18.0%), sovereign bonds (11.7%), industrials (8.3%) and financials (8.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The Bloomberg Global High Yield Index (Hedged) (USD) provides a broad-based measure of the global high yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High Yield Indices.

ii

The Bloomberg U.S. Universal Index represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 103 funds for the six-month period and among the 102 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	5

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	4.94%	$1,000.00	$1,049.40	0.77%	$3.98	Class I	5.00%	$1,000.00	$1,021.32	0.77%	$3.92
Class II	4.69	1,000.00	1,046.90	0.99	5.11	Class II	5.00	1,000.00	1,020.21	0.99	5.04

6	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	7

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/22	-13.72%	-13.87%
Five Years Ended 12/31/22	0.61	0.37
Ten Years Ended 12/31/22	2.51	2.26

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	28.10%
Class II (12/31/12 through 12/31/22)	25.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class I Shares of Western Asset Variable Global High Yield Bond Portfolio vs. Bloomberg Global High Yield Index (Hedged) (USD)† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Variable Global High Yield Bond Portfolio on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Global High Yield Index (Hedged) (USD). The Bloomberg Global High Yield Index (Hedged) (USD) (the “Index”) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High-Yield Indices. The Index is unmanaged and not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	9

Schedule of investments

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 77.3%
Communication Services — 16.3%
Diversified Telecommunication Services — 5.2%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	500,000		$403,575	(a)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	1,600,000		1,261,501	(a)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	690,000		408,785	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	810,000		619,366	(a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	250,000		187,882	(a)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	1,580,000		1,207,618	(a)
Level 3 Financing Inc., Senior Notes	3.625%	1/15/29	1,160,000		851,325	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	150,000		122,034
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,180,000		1,120,410	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	850,000		804,176	(a)
Total Diversified Telecommunication Services					6,986,672
Interactive Media & Services — 1.2%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	1,690,000		1,298,197	(a)
Rackspace Technology Global Inc., Senior
Secured Notes	3.500%	2/15/28	500,000		291,185	(a)
Total Interactive Media & Services					1,589,382
Media — 7.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	400,000		331,364	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	3,920,000		2,900,800	(a)
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	1,010,000		905,526	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	280,000		260,762
DISH DBS Corp., Senior Notes	7.750%	7/1/26	440,000		355,718
DISH DBS Corp., Senior Notes	5.125%	6/1/29	530,000		342,902
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	1,040,000		832,000	(a)
Sirius XM Radio Inc., Senior Notes	4.125%	7/1/30	700,000		579,226	(a)
United Group BV, Senior Secured Notes	5.250%	2/1/30	150,000	EUR	116,290	(a)
Virgin Media Finance PLC, Senior Notes	5.000%	7/15/30	700,000		562,587	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	900,000		808,258	(a)
VZ Secured Financing BV, Senior Secured Notes	5.000%	1/15/32	1,920,000		1,563,708	(a)
Total Media					9,559,141
Wireless Telecommunication Services — 2.7%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	570,000		467,181	(a)

See Notes to Financial Statements.

10	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	1,760,000		$996,503	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	630,000		352,800	(a)
Millicom International Cellular SA, Senior Notes	4.500%	4/27/31	750,000		631,010	(b)
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	500,000		423,941
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	810,000		659,587	(a)
Total Wireless Telecommunication Services					3,531,022
Total Communication Services					21,666,217
Consumer Discretionary — 24.5%
Auto Components — 2.3%
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	600,000		542,138
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	1,110,000		896,405
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,690,000		1,633,520	(a)
Total Auto Components					3,072,063
Automobiles — 3.8%
Ford Motor Co., Senior Notes	3.250%	2/12/32	3,610,000		2,713,715
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	500,000		448,648
Ford Motor Credit Co. LLC, Senior Notes	3.815%	11/2/27	400,000		352,208
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	1,800,000		1,488,859
Total Automobiles					5,003,430
Diversified Consumer Services — 2.6%
APCOA Parking Holdings GmbH, Senior
Secured Notes	4.625%	1/15/27	1,390,000	EUR	1,284,791	(b)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	1,240,000		986,294	(a)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	960,000		769,248	(a)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	890,000		445,792	(a)
Total Diversified Consumer Services					3,486,125
Hotels, Restaurants & Leisure — 13.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	460,000		395,169	(a)
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	1,050,000	EUR	969,431	(a)
Carnival Corp., Senior Notes	5.750%	3/1/27	500,000		357,885	(a)
Carnival Corp., Senior Notes	6.000%	5/1/29	1,100,000		735,083	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	560,000		456,260	(a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	530,000		545,044	(a)
Carnival PLC, Senior Notes	1.000%	10/28/29	1,000,000	EUR	446,988

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	11

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	640,000		$449,384	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	300,000		283,737
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.669%)	5.549%	7/16/35	853,000	GBP	768,633	(b)(c)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	980,000		788,008	(a)
MGM China Holdings Ltd., Senior Notes	4.750%	2/1/27	870,000		770,770	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	1,350,000		1,155,516	(a)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	1,340,000		1,054,848	(a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	1,030,000		761,655	(a)
Royal Caribbean Cruises Ltd., Senior Notes	4.250%	7/1/26	920,000		744,830	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	8/31/26	500,000		421,250	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	2,020,000	GBP	2,203,671	(b)
Sands China Ltd., Senior Notes	5.900%	8/8/28	500,000		468,832
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000		163,662
Sands China Ltd., Senior Notes	3.750%	8/8/31	730,000		575,427
TUI Cruises GmbH, Senior Notes	6.500%	5/15/26	250,000	EUR	224,460	(b)
Viking Cruises Ltd., Senior Secured Notes	13.000%	5/15/25	200,000		211,327	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	665,000		536,189	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	100,000		86,168	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	760,000	GBP	742,530	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	500,000		472,859	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	380,000		325,392	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	500,000		405,363	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	600,000		597,622	(a)
Total Hotels, Restaurants & Leisure					18,117,993
Household Durables — 0.1%
Victoria PLC, Senior Secured Notes	3.625%	8/24/26	160,000	EUR	141,122	(b)
Internet & Direct Marketing Retail — 1.4%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	2,360,000		1,827,584
Multiline Retail — 0.6%
Marks & Spencer PLC, Senior Notes	3.750%	5/19/26	800,000	GBP	845,387	(b)
Specialty Retail — 0.1%
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	190,000		127,290	(a)
Total Consumer Discretionary					32,620,994

See Notes to Financial Statements.

12	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 1.2%
Beverages — 0.8%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, Senior Notes	5.250%	4/27/29	1,140,000		$1,065,028	(a)
Food & Staples Retailing — 0.1%
Bellis Acquisition Co. PLC, Senior Secured Notes	4.500%	2/16/26	170,000	GBP	172,847	(a)
Food Products — 0.3%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	420,000		390,273	(a)
Total Consumer Staples					1,628,148
Energy — 7.0%
Energy Equipment & Services — 0.4%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	670,000		599,409	(a)
Oil, Gas & Consumable Fuels — 6.6%
Cheniere Energy Inc., Senior Notes	4.625%	10/15/28	220,000		199,274
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	130,000		97,012	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	1,120,000		973,000	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	1,090,000		912,875	(c)(d)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	150,000		143,625	(a)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	240,000		231,576	(a)
MEG Energy Corp., Senior Notes	5.875%	2/1/29	270,000		254,961	(a)
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	340,000		305,708
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,500,000		1,162,050	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,600,000		1,164,452
Petroleos Mexicanos, Senior Notes	6.625%	6/15/38	1,350,000		931,174
Range Resources Corp., Senior Notes	8.250%	1/15/29	560,000		577,802
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	770,000		659,517
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	710,000		659,011	(a)
YPF SA, Senior Notes	6.950%	7/21/27	645,000		457,950	(a)
Total Oil, Gas & Consumable Fuels					8,729,987
Total Energy					9,329,396

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 8.1%
Banks — 3.1%
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.625% to 1/24/32 then 10 year Treasury Constant Maturity Rate + 5.034%)	6.625%	1/24/32	780,000	$647,260	(a)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	400,000	375,347	(a)(c)(d)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	970,000	872,254	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	2,220,000	1,635,573	(a)(c)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	560,000	555,899	(a)
Total Banks				4,086,333
Capital Markets — 3.3%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	1,370,000	1,156,134	(a)
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	330,000	263,571	(c)(d)
Coinbase Global Inc., Senior Notes	3.625%	10/1/31	430,000	207,652	(a)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	2,200,000	1,581,819	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	450,000	360,729	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	570,000	497,933	(a)(c)(d)
Credit Suisse Group AG, Senior Notes (6.537%to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	370,000	325,561	(a)(c)
Total Capital Markets				4,393,399
Diversified Financial Services — 1.7%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,668,827	2,274,241	(a)(e)
Total Financials				10,753,973

See Notes to Financial Statements.

14	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 5.2%
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	480,000		$462,019	(a)
Pharmaceuticals — 4.9%
Bausch Health Cos. Inc., Senior Secured Notes	6.125%	2/1/27	280,000		193,447	(a)
Cheplapharm Arzneimittel GmbH, Senior Secured Notes	5.500%	1/15/28	560,000		469,157	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	360,000	GBP	355,805	(a)
Endo Luxembourg Finance Co. I Sarl/Endo US Inc., Senior Secured Notes	6.125%	4/1/29	250,000		190,118	*(a)(f)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	5,570,000		4,882,272
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	470,000		425,420
Total Pharmaceuticals					6,516,219
Total Health Care					6,978,238
Industrials — 7.8%
Airlines — 3.4%
American Airlines Group Inc., Senior Notes	3.750%	3/1/25	700,000		594,004	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	210,000		202,314	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	490,000		448,723	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,038,000		1,043,159	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	200,000		201,291	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	2,270,000		1,980,463	(a)
Total Airlines					4,469,954
Commercial Services & Supplies — 1.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	690,000		560,310	(a)
CoreCivic Inc., Senior Notes	8.250%	4/15/26	930,000		955,007
CoreCivic Inc., Senior Notes	4.750%	10/15/27	740,000		643,444
Total Commercial Services & Supplies					2,158,761
Electrical Equipment — 0.3%
Sensata Technologies Inc., Senior Notes	4.375%	2/15/30	410,000		357,635	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 0.8%
Cellnex Finance Co. SA, Senior Notes	2.000%	2/15/33	200,000	EUR	$158,004	(b)
TK Elevator Midco GmbH, Senior Secured Notes	4.375%	7/15/27	1,020,000	EUR	974,389	(a)
Total Machinery					1,132,393
Trading Companies & Distributors — 1.7%
Boise Cascade Co., Senior Notes	4.875%	7/1/30	780,000		683,700	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,920,000		1,638,806	(a)
Total Trading Companies & Distributors					2,322,506
Total Industrials					10,441,249
Information Technology — 0.3%
IT Services — 0.3%
Acuris Finance US Inc./Acuris Finance SARL, Senior Secured Notes	5.000%	5/1/28	320,000		256,939	(a)
IPD 3 BV, Senior Secured Notes	5.500%	12/1/25	100,000	EUR	101,875	(a)
Total Information Technology					358,814
Materials — 4.0%
Chemicals — 1.1%
INEOS Quattro Finance 1 PLC, Senior Notes	3.750%	7/15/26	130,000	EUR	115,066	(a)
INEOS Quattro Finance 2 PLC, Senior Secured Notes	3.375%	1/15/26	690,000		634,797	(a)
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	760,000		619,799
Total Chemicals					1,369,662
Containers & Packaging — 2.9%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	600,000		418,268	(a)(e)
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, Senior Secured Notes	6.000%	6/15/27	580,000		568,510	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	1,000,000		749,322	(a)
Ball Corp., Senior Notes	2.875%	8/15/30	830,000		664,170
Ball Corp., Senior Notes	3.125%	9/15/31	430,000		345,905
Canpack SA/Canpack US LLC, Senior Notes	3.875%	11/15/29	750,000		592,020	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	570,000		551,421
Total Containers & Packaging					3,889,616
Total Materials					5,259,278
Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 1.5%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	590,000		374,980

See Notes to Financial Statements.

16	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Equity Real Estate Investment Trusts (REITs) — continued
Service Properties Trust, Senior Notes	4.500%	3/15/25	150,000		$129,619
Service Properties Trust, Senior Notes	5.500%	12/15/27	1,120,000		965,902
Service Properties Trust, Senior Notes	4.950%	10/1/29	780,000		540,332
Total Equity Real Estate Investment Trusts (REITs)					2,010,833
Real Estate Management & Development — 0.8%
China Aoyuan Group Ltd., Senior Secured Notes	8.500%	1/23/22	400,000		33,000	*(b)(g)
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	850,000		71,825	*(b)(f)
Samhallsbyggnadsbolaget i Norden AB, Junior Subordinated Notes (2.624% to 4/30/25 then EUR 5 year Swap Rate + 2.814%)	2.624%	1/30/25	1,000,000	EUR	423,213	(b)(c)(d)
Samhallsbyggnadsbolaget i Norden AB, Senior Notes	1.125%	9/4/26	550,000	EUR	438,970	(b)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.500%	2/4/23	200,000		23,600	*(b)(f)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	6.000%	10/25/23	900,000		81,405	*(b)(f)
Total Real Estate Management & Development					1,072,013
Total Real Estate					3,082,846
Utilities — 0.6%
Electric Utilities — 0.1%
InterGen NV, Senior Secured Notes	7.000%	6/30/23	210,000		204,153	(a)
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.000%	6/1/31	730,000		621,418	(a)
Total Utilities					825,571
Total Corporate Bonds & Notes (Cost — $121,438,298)					102,944,724
Sovereign Bonds — 11.7%
Angola — 0.7%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	400,000		365,840	(a)
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	620,000		538,408	(a)
Total Angola					904,248
Argentina — 1.4%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	193,002		51,716

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	523,917	$142,605
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	1,349,180	345,587
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23 then 6.375%)	5.250%	9/1/37	2,708,278	944,512	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	200,000	162,250	(b)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	390,000	261,300	(a)
Total Argentina				1,907,970
Bahamas — 0.2%
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	300,000	229,171	(a)
Bahrain — 0.3%
Bahrain Government International Bond, Senior Notes	6.000%	9/19/44	510,000	399,881	(a)
Costa Rica — 0.3%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	350,000	330,896	(a)
Dominican Republic — 1.4%
Dominican Republic International Bond, Senior Notes	5.500%	2/22/29	480,000	443,453	(a)
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	410,000	350,578	(a)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	150,000	125,072	(a)
Dominican Republic International Bond, Senior Notes	6.000%	2/22/33	390,000	353,263	(a)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	600,000	523,187	(a)
Total Dominican Republic				1,795,553
Ecuador — 0.7%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	1,270,000	502,357	(a)
Ecuador Government International Bond, Senior Notes, Step bond (2.500% to 7/31/23 then 3.500%)	2.500%	7/31/35	800,000	371,791	(a)
Total Ecuador				874,148

See Notes to Financial Statements.

18	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Egypt — 0.7%
Egypt Government International Bond, Senior Notes	3.875%	2/16/26	240,000		$198,761	(a)
Egypt Government International Bond, Senior Notes	6.588%	2/21/28	300,000		245,479	(b)
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	670,000		547,635	(a)
Total Egypt					991,875
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	290,000		205,105	(a)
Ivory Coast — 0.8%
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	125,389		118,907	(b)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,050,000		937,125	(a)
Total Ivory Coast					1,056,032
Jordan — 0.6%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	780,000		791,521	(a)
Kenya — 0.2%
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	300,000		263,913	(a)
Mexico — 1.0%
Mexican Bonos, Senior Notes	7.750%	11/23/34	22,020,000	MXN	1,021,769
Mexican Bonos, Senior Notes	7.750%	11/13/42	8,140,000	MXN	364,904
Total Mexico					1,386,673
Nigeria — 0.3%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	260,000		210,592	(b)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	200,000		151,408	(a)
Total Nigeria					362,000
Paraguay — 0.3%
Paraguay Government International Bond, Senior Notes	2.739%	1/29/33	560,000		451,677	(a)
Russia — 0.6%
Russian Federal Bond — OFZ	8.150%	2/3/27	34,070,000	RUB	124,731	*(f)
Russian Federal Bond — OFZ	7.050%	1/19/28	88,573,000	RUB	324,267	*(f)
Russian Federal Bond — OFZ	6.900%	5/23/29	98,650,000	RUB	361,160	*(f)
Total Russia					810,158

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senegal — 0.2%
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	460,000	$326,482	(a)
South Africa — 0.2%
Republic of South Africa Government International Bond, Senior Notes	5.650%	9/27/47	380,000	280,618
Turkey — 1.5%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	1,520,000	1,357,931
Turkey Government International Bond, Senior Notes	4.875%	10/9/26	700,000	629,051
Total Turkey				1,986,982
Ukraine — 0.1%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/28	200,000	43,250	*(a)(f)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/34	600,000	114,390	*(a)(f)
Total Ukraine				157,640
Total Sovereign Bonds (Cost — $21,307,034)				15,512,543
U.S. Government & Agency Obligations — 5.2%
U.S. Government Obligations — 5.2%
U.S. Treasury Notes	2.875%	9/30/23	780,000	770,339
U.S. Treasury Notes	0.750%	12/31/23	1,000,000	961,311
U.S. Treasury Notes	1.500%	2/29/24	1,000,000	964,355
U.S. Treasury Notes	1.750%	6/30/24	700,000	670,906
U.S. Treasury Notes	3.500%	9/15/25	400,000	392,063
U.S. Treasury Notes	2.250%	11/15/25	500,000	473,359
U.S. Treasury Notes	1.500%	1/31/27	1,250,000	1,128,760
U.S. Treasury Notes	1.875%	2/28/27	1,750,000	1,603,027
Total U.S. Government & Agency Obligations (Cost — $6,998,230)				6,964,120
Convertible Bonds & Notes — 1.7%
Communication Services — 1.2%
Media — 1.2%
DISH Network Corp., Senior Notes	2.375%	3/15/24	700,000	633,325
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,480,000	930,920
Total Communication Services				1,564,245
Industrials — 0.5%
Airlines — 0.5%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	880,000	712,800
Total Convertible Bonds & Notes (Cost — $2,864,344)				2,277,045

See Notes to Financial Statements.

20	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 0.7%
Communication Services — 0.5%
Media — 0.5%
DirecTV Financing LLC, Closing Date Term Loan (1 mo. USD LIBOR + 5.000%)	9.384%	8/2/27	712,555	$695,262	(c)(h)(i)
Consumer Discretionary — 0.2%
Diversified Consumer Services — 0.2%
WW International Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	7.890%	4/13/28	500,000	288,750	(c)(h)(i)
Total Senior Loans (Cost — $1,070,187)				984,012
Asset-Backed Securities — 0.4%
Magnetite Ltd., 2015-12A ER (3 mo. USD LIBOR + 5.680%) (Cost — $593,031)	9.759%	10/15/31	600,000	532,930	(a)(c)

			Shares
Investments in Underlying Funds — 0.1%
SPDR Bloomberg High Yield Bond ETF (Cost — $95,990)			1,000	90,000

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $6,358)		5/28/28	6,640	1,281	*

			Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd. (Cost — $613,437)			75,024,286	0	*(j)(k)(l)
Total Investments before Short-Term Investments (Cost — $154,986,909)				129,306,655

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	21

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Shares	Value
Short-Term Investments — 0.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,019,727)	4.244%	1,019,727	$1,019,727	(m)(n)
Total Investments — 97.8% (Cost — $156,006,636)			130,326,382
Other Assets in Excess of Liabilities — 2.2%			2,889,493
Total Net Assets — 100.0%			$133,215,875

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.
*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(f)	The coupon payment on this security is currently in default as of December 31, 2022.

(g)	The maturity principal is currently in default as of December 31, 2022.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(k)	Security is valued using significant unobservable inputs (Note 1).

(l)	Value is less than $1.

(m)	Rate shown is one-day yield as of the end of the reporting period.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2022, the total market value of investments in Affiliated Companies was $1,019,727 and the cost was $1,019,727 (Note 8).

See Notes to Financial Statements.

22	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Abbreviation(s) used in this schedule:

ETF	— Exchange-Traded Fund

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

SPDR	— Standard & Poor’s Depositary Receipts

USD	— United States Dollar

At December 31, 2022, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro	18	3/23	$2,412,990	$2,419,650	$(6,660)

At December 31, 2022, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	495,546	USD	24,322	Bank of America N.A.	1/18/23	$1,015
GBP	632,000	USD	758,830	Goldman Sachs Group Inc.	1/18/23	5,628
USD	201,134	EUR	188,294	Goldman Sachs Group Inc.	1/18/23	(695)
USD	190,569	GBP	168,000	Goldman Sachs Group Inc.	1/18/23	(12,641)
USD	567,109	GBP	500,000	Goldman Sachs Group Inc.	1/18/23	(37,683)
USD	5,464,754	GBP	4,748,553	Goldman Sachs Group Inc.	1/18/23	(279,022)
EUR	214,551	USD	225,661	Morgan Stanley & Co. Inc.	1/18/23	4,312
EUR	740,000	USD	730,116	Morgan Stanley & Co. Inc.	1/18/23	63,077
USD	240,965	EUR	225,565	Morgan Stanley & Co. Inc.	1/18/23	(814)
USD	3,327,196	EUR	3,311,500	Morgan Stanley & Co. Inc.	1/18/23	(222,345)
Total						$(479,168)

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

MXN	— Mexican Peso

USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	47.1%
United Kingdom	5.9

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	23

Schedule of investments (cont’d)

December 31, 2022

Western Asset Variable Global High Yield Bond Portfolio

Summary of Investments by Country** (unaudited) (cont’d)
Mexico	4.1%
Israel	4.1
Luxembourg	3.0
Turkey	2.6
Brazil	2.5
Macau	2.4
Argentina	2.3
Germany	2.3
Italy	2.2
Cayman Islands	2.1
Switzerland	2.1
Netherlands	1.4
Dominican Republic	1.4
France	1.1
Peru	0.9
Spain	0.9
Guatemala	0.8
Ivory Coast	0.8
Egypt	0.8
Angola	0.7
South Africa	0.7
Ecuador	0.7
Sweden	0.7
Russia	0.6
Jordan	0.6
Hong Kong	0.6
Canada	0.5
Colombia	0.5
Poland	0.5
Paraguay	0.3
Bahrain	0.3
Nigeria	0.3
Costa Rica	0.2
Senegal	0.2
Kenya	0.2
Bahamas	0.2
China	0.2
Ghana	0.2
Ukraine	0.1

See Notes to Financial Statements.

24	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Summary of Investments by Country** (unaudited) (cont’d)
Investments in Underlying Funds	0.1%
Short-Term Investments	0.8
100.0%

**	As a percentage of total investments. Please note that the Portfolio holdings are as of December 31, 2022 and are subject to change.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	25

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $154,986,909)	$129,306,655
Investments in affiliated securities, at value (Cost — $1,019,727)	1,019,727
Foreign currency, at value (Cost — $384,113)	391,252
Cash	1,061,363
Interest receivable	2,038,935
Deposits with brokers for open futures contracts	135,014
Unrealized appreciation on forward foreign currency contracts	74,032
Receivable for Portfolio shares sold	6,114
Dividends receivable from affiliated investments	1,458
Prepaid expenses	568
Total Assets	134,035,118

Liabilities:
Unrealized depreciation on forward foreign currency contracts	553,200
Payable for Portfolio shares repurchased	119,718
Investment management fee payable	80,385
Service and/or distribution fees payable	12,134
Payable to brokers — net variation margin on open futures contracts	4,838
Trustees’ fees payable	724
Accrued expenses	48,244
Total Liabilities	819,243
Total Net Assets	$133,215,875

Net Assets:
Par value (Note 7)	$227
Paid-in capital in excess of par value	180,707,405
Total distributable earnings (loss)	(47,491,757)
Total Net Assets	$133,215,875

Net Assets:
Class I	$76,863,293
Class II	$56,352,582

Shares Outstanding:
Class I	13,293,251
Class II	9,389,756

Net Asset Value:
Class I	$5.78
Class II	$6.00

See Notes to Financial Statements.

26	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$8,722,857
Dividends from unaffiliated investments	52,134
Dividends from affiliated investments	13,257
Less: Foreign taxes withheld	(21,409)
Total Investment Income	8,766,839

Expenses:
Investment management fee (Note 2)	994,173
Service and/or distribution fees (Notes 2 and 5)	145,297
Fund accounting fees	68,946
Audit and tax fees	41,558
Legal fees	9,741
Custody fees	4,051
Trustees’ fees	3,244
Transfer agent fees (Note 5)	3,226
Commitment fees (Note 9)	1,096
Interest expense	866
Insurance	538
Miscellaneous expenses	48
Total Expenses	1,272,784
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,161)
Net Expenses	1,263,623
Net Investment Income	7,503,216

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(7,110,989)
Futures contracts	380,479
Forward foreign currency contracts	1,357,630
Foreign currency transactions	(35,786)
Net Realized Loss	(5,408,666)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(23,977,554)
Futures contracts	23,574
Forward foreign currency contracts	(555,452)
Foreign currencies	17,785
Change in Net Unrealized Appreciation (Depreciation)	(24,491,647)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(29,900,313)
Decrease in Net Assets From Operations	$(22,397,097)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$7,503,216	$7,162,624
Net realized gain (loss)	(5,408,666)	4,632,984
Change in net unrealized appreciation (depreciation)	(24,491,647)	(9,782,285)
Increase (Decrease) in Net Assets From Operations	(22,397,097)	2,013,323

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(9,050,016)	(7,075,015)
Decrease in Net Assets From Distributions to Shareholders	(9,050,016)	(7,075,015)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	16,808,951	101,689,793
Reinvestment of distributions	9,050,016	7,075,015
Cost of shares repurchased	(25,540,242)	(93,470,056)
Increase in Net Assets From Portfolio Share Transactions	318,725	15,294,752
Increase (Decrease) in Net Assets	(31,128,388)	10,233,060

Net Assets:
Beginning of year	164,344,263	154,111,203
End of year	$133,215,875	$164,344,263

See Notes to Financial Statements.

28	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$7.19	$7.43	$7.19	$6.65	$7.30

Income (loss) from operations:
Net investment income	0.34	0.34	0.35	0.40	0.39
Net realized and unrealized gain (loss)	(1.32)	(0.24)	0.18	0.53	(0.66)
Total income (loss) from operations	(0.98)	0.10	0.53	0.93	(0.27)

Less distributions from:
Net investment income	(0.43)	(0.34)	(0.29)	(0.39)	(0.38)
Return of capital	—	—	(0.00) [2]	—	—
Total distributions	(0.43)	(0.34)	(0.29)	(0.39)	(0.38)

Net asset value, end of year	$5.78	$7.19	$7.43	$7.19	$6.65
Total return[3]	(13.72)%	1.33%	7.32%	14.39%	(3.92)%

Net assets, end of year (000s)	$76,863	$99,346	$103,974	$109,173	$117,707

Ratios to average net assets:
Gross expenses	0.79%	0.82%	0.84%	0.83%	0.85%
Net expenses[4]	0.79 [5]	0.82 [5]	0.84 [5]	0.83 [5]	0.85
Net investment income	5.37	4.49	4.89	5.56	5.37

Portfolio turnover rate	58%	73%	98%	78%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$7.44	$7.68	$7.43	$6.86	$7.52

Income (loss) from operations:
Net investment income	0.34	0.33	0.34	0.39	0.38
Net realized and unrealized gain (loss)	(1.37)	(0.25)	0.19	0.56	(0.68)
Total income (loss) from operations	(1.03)	0.08	0.53	0.95	(0.30)

Less distributions from:
Net investment income	(0.41)	(0.32)	(0.28)	(0.38)	(0.36)
Return of capital	—	—	(0.00) [2]	—	—
Total distributions	(0.41)	(0.32)	(0.28)	(0.38)	(0.36)

Net asset value, end of year	$6.00	$7.44	$7.68	$7.43	$6.86
Total return[3]	(13.87)%	1.04%	7.12%	14.01%	(4.16)%

Net assets, end of year (000s)	$56,353	$64,999	$50,137	$42,186	$29,432

Ratios to average net assets:
Gross expenses	1.04%	1.07%	1.10%	1.08%	1.11%
Net expenses[4]	1.03 [5]	1.07 [5]	1.10 [5]	1.08 [5]	1.11
Net investment income	5.16	4.26	4.63	5.29	5.16

Portfolio turnover rate	58%	73%	98%	78%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	31

Notes to financial statements (cont’d)

valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$102,944,724	—		$102,944,724
Sovereign Bonds	—	15,512,543	—		15,512,543
U.S. Government & Agency Obligations	—	6,964,120	—		6,964,120
Convertible Bonds & Notes	—	2,277,045	—		2,277,045
Senior Loans	—	984,012	—		984,012
Asset-Backed Securities	—	532,930	—		532,930
Investments in Underlying Funds	$90,000	—	—		90,000
Warrants	1,281	—	—		1,281
Common Stocks	—	—	$0	*	0	*
Total Long-Term Investments	91,281	129,215,374	0	*	129,306,655
Short-Term Investments	1,019,727	—	—		1,019,727
Total Investments	$1,111,008	$129,215,374	$0	*	$130,326,382
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$74,032	—		$74,032
Total	$1,111,008	$129,289,406	$0	*	$130,400,414

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Futures Contracts††	$6,660	—	—		$6,660
Forward Foreign Currency Contracts††	—	$553,200	—		553,200
Total	$6,660	$553,200	—		$559,860

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	33

Notes to financial statements (cont’d)

received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from

34	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	35

Notes to financial statements (cont’d)

assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2022, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $553,200. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is

36	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$85,806	$(85,806)

(a)	Reclassifications are due to an overdistribution.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Portfolio’s subadvisers. LMPFA,

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	37

Notes to financial statements (cont’d)

Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to Western Asset the day-to-day portfolio management of the Portfolio. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Portfolio relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $9,161, which included an affiliated money market fund waiver of $1,138.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Portfolio had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended December 31, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

38	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$67,217,627	$13,339,559
Sales	69,031,814	10,808,897

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$156,322,951	$214,956	$(26,211,525)	$(25,996,569)
Futures contracts	—	—	(6,660)	(6,660)
Forward foreign currency contracts	—	74,032	(553,200)	(479,168)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2022.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$74,032

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Futures contracts[2]	$6,660
Forward foreign currency contracts	553,200
Total	$559,860

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	39

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$15,676	$364,803	$380,479
Forward foreign currency contracts	—	1,357,630	1,357,630
Total	$15,676	$1,722,433	$1,738,109

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Futures contracts	$23,574
Forward foreign currency contracts	(555,452)
Total	$(531,878)

During the year ended December 31, 2022, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to buy)†	$1,372,987
Futures contracts (to sell)	3,316,842
Forward foreign currency contracts (to buy)	542,913
Forward foreign currency contracts (to sell)	8,788,232

†	At December 31, 2022, there were no open positions held in this derivative.

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$1,015	—	$1,015	—	$1,015
Goldman Sachs Group Inc.	5,628	$(330,041)	(324,413)	—	(324,413)
Morgan Stanley & Co. Inc.	67,389	(223,159)	(155,770)	—	(155,770)
Total	$74,032	$(553,200)	$(479,168)	—	$(479,168)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

40	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class I	—		$2,265
Class II	$145,297	†	961
Total	$145,297		$3,226

†	Amount shown is exclusive of expense reimbursements. For the year ended December 31, 2022, the service and/or distribution fees reimbursed amounted to $8,023 for Class II shares.

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$674
Class II	8,487
Total	$9,161

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class I	$5,382,107	$4,453,912
Class II	3,667,909	2,621,103
Total	$9,050,016	$7,075,015

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	41

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	855,578	$5,485,978	10,431,532	$79,155,538
Shares issued on reinvestment	914,733	5,382,107	622,055	4,453,912
Shares repurchased	(2,294,763)	(14,618,568)	(11,232,909)	(85,246,940)
Net decrease	(524,452)	$(3,750,483)	(179,322)	$(1,637,490)

Class II
Shares sold	1,705,058	$11,322,973	2,912,414	$22,534,255
Shares issued on reinvestment	600,953	3,667,909	353,249	2,621,103
Shares repurchased	(1,649,092)	(10,921,674)	(1,062,066)	(8,223,116)
Net increase	656,919	$4,069,208	2,203,597	$16,932,242

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate
	Value at
	December 31, 2021	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,336,511	$42,036,474	42,036,474	$43,353,258	43,353,258

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$13,257	—	$1,019,727

9. Redemption facility

The Portfolio and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the

42	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$9,050,016	$7,075,015

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(20,835,376)
Other book/tax temporary differences(a)	(187,716)
Unrealized appreciation (depreciation)(b)	(26,468,665)
Total distributable earnings (loss) — net	$(47,491,757)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the accrual of interest income on securities in default.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	43

Notes to financial statements (cont’d)

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

The Portfolio’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Portfolio’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Portfolio has exposure to Russian investments or investments in countries affected by the invasion, the Portfolio’s ability to price, buy, sell, receive or deliver such investments was impaired. The Portfolio could determine at any time

44	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

that certain of the most affected securities have little or no value. In addition, any exposure that the Portfolio may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Portfolio’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Portfolio’s performance and the value of an investment in the Portfolio, even beyond any direct exposure the Portfolio may have to Russian issuers or issuers in other countries affected by the invasion. At December 31, 2022, the Portfolio had 0.61% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Variable Global High Yield Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Variable Global High Yield Bond Portfolio (one of the portfolios constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks, and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

46	Western Asset Variable Global High Yield Bond Portfolio 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012); and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Variable Global High Yield Bond Portfolio	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)
Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

48	Western Asset Variable Global High Yield Bond Portfolio

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); and Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (2012 to 2022); and Edison International (since 2011)

Western Asset Variable Global High Yield Bond Portfolio	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Berkshire Hathaway, Inc. (since 1997); and Director of Provivi, Inc. (since 2017)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	127
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton

280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

50	Western Asset Variable Global High Yield Bond Portfolio

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Variable Global High Yield Bond Portfolio	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

52	Western Asset Variable Global High Yield Bond Portfolio

[6]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Variable Global High Yield Bond Portfolio	53

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

54	Western Asset Variable Global High Yield Bond Portfolio

Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin

Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC,

FD04117 2/23 SR23-4610

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,258 in December 31, 2021 and $91,258 in December 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in December 31, 2021 and $20,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $343,489 in December 31, 2021 and $350,359 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 23, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 23, 2023